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                                                                   EXHIBIT 10(z)



                        FIFTH AMENDMENT TO LOAN DOCUMENTS

         This Fifth Amendment to Loan Documents (this FIFTH AMENDMENT) is dated as of November 1, 2002, by and between FIFTH THIRD BANK, a Michigan banking corporation f/k/a Old Kent Bank (the BANK), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation (the BORROWER), 5460 Executive Parkway, Grand Rapids, Michigan 49512.

                              BACKGROUND STATEMENT:

         A. The Bank and the Borrower are parties to a First Restated Loan Agreement dated as of August 31, 1999, as amended by the First, Second, Third and Fourth Amendments thereto (the First Restated Loan Agreement, as so amended, and all future amendments, renewals and replacements thereof, is referred to below as the LOAN AGREEMENT). Capitalized terms used but not defined in this Fifth Amendment shall have the meanings given them in the Loan Agreement.

         B. The Bank agreed, subject to the terms and conditions set forth in the Loan Agreement and the other Loan Documents, to extend to the Borrower certain credit facilities, including but not limited to, the loans evidenced by the following Notes:

                           (i)      Revolving L/C Loan Note;

                           (ii)     $3,250,000 Existing Equipment Term Loan
                                    Note;

                           (iii)    $4,000,000 Equipment Term Loan Note;

                           (iv) 1999 Equipment L/C Note in the stated principal amount of $3,271,000;

                           (v)      $1,000,000.00 Term Loan Note; and

                           (vi)     $250,000 Overline Note.

         C. The Borrower has notified the Bank that the Borrower will not be able to pay the indebtedness evidenced by the Notes on November 1, 2002, and the Borrower has requested that the Bank extend the maturity date of the Notes to December 1, 2002. The Bank has agreed to do so, on the terms and conditions set forth below, all of which are acceptable to the Borrower.

         The Bank and the Borrower agree that:

         1. Maturity Date of Indebtedness. All of the Borrower's indebtedness to the Bank, including but not necessarily limited to that evidenced by: (a) the Revolving L/C Loan Note; (b) the $3,250,000 Existing Equipment Term Loan Note;
(c) the $4,000,000 Equipment Term Loan Note; (d) the 1999 Equipment L/C Note in the stated principal amount of $3,271,000; (e) the $1,000,000.00 Term Loan Note; and (f) the Overline Note, shall be due and payable in full on December 1, 2002, unless sooner accelerated or paid. Until then, the Borrower shall continue to make payments due the Bank on all such other indebtedness in accordance with the respective Notes that evidence such indebtedness. The Borrower agrees that the Bank shall have no obligation to make any advances or re-advances under the Overline Note at any time after (i) November 30, 2002, or (ii) the occurrence of an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to the Fourth Amendment) under the Loan Agreement or any of the other Loan Documents (whichever of (i) and (ii) first occurs), or (iii) during existence of any fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of

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Default (other than an existing Event of Default disclosed in EXHIBIT B to the
Fourth Amendment) under the Loan Agreement or any of the other Loan Documents.

         2. Application of Payments. So long as there exists no Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to the Fourth Amendment) under the Loan Agreement or any of the other Loan Documents, nor any fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to the Fourth Amendment) under the Loan Agreement or any of the other Loan Documents, all payments made by the Borrower to the Bank during the period beginning on the date of this Fifth Amendment and ending November 30, 2002, shall be applied first to payment of accrued and unpaid interest due under the Overline Note, then to reduction of the principal indebtedness evidenced thereby, and then to the other Notes as set forth in the Loan Documents. After November 30, 2002 or the occurrence of an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to the Fourth Amendment) under the Loan Agreement (whichever first occurs), and during the existence of any fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of Default (other than an existing Event of Default disclosed in EXHIBIT B to the Fourth Amendment) under the Loan Agreement or any of the other Loan Documents, the Bank may apply all such payments as it may receive toward such of the Borrower's indebtedness to the Bank as the Bank may determine in its sole and uncontrolled discretion.

         3. No Further Loans or Advances, Extensions of Maturity Dates, etc. The Borrower acknowledges that: (a) except as provided in and limited by the Fourth Amendment and this Fifth Amendment with respect to Overline Note advances, the Bank shall have no further obligation, under the Loan Agreement or otherwise, to make any further loans or advances to or for the benefit of the Borrower; (b) the Bank has extended the maturity date of the Notes at the Borrower's request to give the Borrower additional time to secure replacement financing sufficient to pay and discharge in full all of its indebtedness and obligations to the Bank, and the Bank has no obligation to grant further extensions of time to the Borrower; and (c) no promise or agreement to grant any such further extensions of time, or otherwise, shall be valid or enforceable unless it is in writing and has been duly executed and delivered on behalf of the Bank.

         4. Interest Rate Adjustments. Notwithstanding anything to the contrary contained in the other Loan Documents, from and after November 1, 2002, the principal outstanding from time to time under the Overline Note and the Revolving L/C Loan Note shall bear interest at rate equal to the Prime Rate, plus 2% (200 basis points), subject, however, to the application (at the Bank's option) of a higher rate of interest as a result of any Event of Default, as set forth in the Loan Documents.

         5. Event of Default. Notwithstanding any provision of the Loan Agreement or any Loan Document to the contrary, an Event of Default shall exist under the Loan Agreement immediately upon default in making any payment when due pursuant to the Loan Agreement or the pertinent Loan Documents, as amended by this Fifth Amendment, without the necessity of giving Borrower notice or opportunity to cure such default.

         6. Borrower's Representations, Warranties, Reaffirmations, etc. The Borrower restates, affirms and makes, as of the date of this Fifth Amendment, each of the covenants, agreements, acknowledgments, representations, warranties, waivers and releases contained in the Loan Agreement and the other Loan Documents. Further, except as specifically modified hereby, the Borrower ratifies and affirms the continuing validity and binding effect of the Loan Agreement and the other Loan Documents, and represents and warrants to the Bank that all representations and warranties contained in the Loan Agreement and each of the other Loan Documents are true as of the date hereof. The Borrower represents and warrants that each balance sheet, statement of income, statement of retained earnings and statement of changes in financial position submitted to the Bank present fairly the financial position of the Borrower as of the date of such statement. No changes having a material adverse effect upon any obligor for any existing loans by the Bank to the Borrower have occurred since the date of the most recent of such financial statements.

         7. No Existing Event of Default. The Borrower represents and warrants to the Bank that, unless otherwise disclosed in EXHIBIT B to the Fourth Amendment, there exists as of the date of this Fifth Amendment (a)

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no Event of Default under the Loan Agreement or any of the other Loan Documents and (b) no fact, circumstance or condition which, with notice, or the passage of time, or both, might constitute an Event of Default under the Loan Agreement or any of the other Loan Documents.

         8. Effect of this Fifth Amendment. The Loan Documents are hereby amended as required (and only as required) to give effect to the amendments expressly provided for in this Fifth Amendment. Each of the Loan Documents shall be deemed to have been amended by this Fifth Amendment as if such Loan Document had been specifically amended by separate instrument. This Fifth Amendment shall be a Loan Document, and all references in any Loan Document to the Loan Documents shall refer to the Loan Documents, as amended hereby.

         9. Incorporation of Background Statement. The Background Statement is incorporated into and forms a part of this Fifth Amendment.

         10. No other Amendments, etc. Except as expressly set forth above, the Loan Agreement, each of the Notes, and all of the other Loan Documents shall remain in full force and effect as originally executed and delivered and subsequently amended by the parties, and are hereby ratified and affirmed by the undersigned. Nothing in this Fifth Amendment shall release, discharge or otherwise affect any security interests granted by the Borrower to the Bank as collateral for the Borrower's indebtedness to the Bank, and the Bank's rights and remedies with respect to any such security interests shall not be diminished or impaired in any respect by this Fifth Amendment.

         11. Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute the same instrument.




                 [SIGNATURES APPEAR ON FOLLOWING PAGE; REMAINDER
                     OF THIS PAGE INTENTIONALLY LEFT BLANK]


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                            [SIGNATURE PAGE TO FIFTH
                          AMENDMENT TO LOAN DOCUMENTS]


         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan Documents as of the date set forth in the introductory paragraph on page 1.


WITNESSES:



_____________________________               RIVIERA TOOL COMPANY



_____________________________               By: /s/ Kenneth R. Rieth
                                                --------------------------------
                                                Kenneth R. Rieth, President




_____________________________               FIFTH THIRD BANK



_____________________________               By:
                                                --------------------------------